Explanation of Responses

Name:	Citadel Limited Partnership

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	7/17/08

CITADEL LIMITED PARTNERSHIP

By:	Citadel Investment Group, L.L.C., its General Partner

By:	/s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group, L.L.C.

Address:	131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	7/17/08

CITADEL INVESTMENT GROUP, L.L.C.

By:	/s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Equity Fund Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	7/17/08

CITADEL EQUITY FUND LTD.

By:	Citadel Limited Partnership, its Portfolio Manager

By:	Citadel Investment Group, L.L.C., its General Partner

By:	/s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel AC Investments Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	7/17/08

CITADEL AC INVESTMENTS LTD.

By:	Citadel Limited Partnership, its Portfolio Manager

By:	Citadel Investment Group, L.L.C., its General Partner

By:	/s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Kenneth Griffin

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	7/17/08

KENNETH GRIFFIN

By:	/s/ John C. Nagel
John C. Nagel, attorney-in-fact*

* John C. Nagel is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 24, 2006, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G for Morgans Hotel Group Co.